Exhibit 99.1

PRA Group Reports First Quarter 2017 Results

NORFOLK, Va., May 09, 2017 (GLOBE NEWSWIRE) -- PRA Group (Nasdaq:PRAA), a global leader in acquiring and collecting nonperforming loans, today reported its financial results for the first quarter of 2017.  The company reported diluted earnings per share of $1.03 versus $0.69 in the first quarter of 2016, including the gain from the sale of the Company’s Government Services business in the first quarter of 2017.

First Quarter Highlights

  Estimated remaining collections of $5.1 billion.
  Cash collections of $379.8 million.
  Total revenues of $206.6 million.
  Income from operations of $53.3 million.
  Net income of $48.2 million.
  Portfolio acquisitions of $227.8 million.
  Gain on sale of the Government Services business was $46.8 million pre-tax and excludes an additional $2.1 million in expenses associated with the sale in operating expenses.

“PRA’s cash collections in the first quarter exceeded our expectations while cash operating expenses remained controlled.  We are pleased with the progress made in increasing our collector workforce in the U.S. to the appropriate level.  Both our existing collector workforce and our new hires continue to impress us with their work ethic and commitment to compliance,” said Steve Fredrickson, chairman and chief executive officer, PRA Group.  “Our cash efficiency ratio, measured as cash receipts less operating expenses divided by cash receipts, of 61% continues to compare well with previous years even with the impact of our current regulatory environment with its greater costs and negative impact on revenue.  We are also pleased with our first quarter investment, particularly in the U.S., where we see gradually improving volumes and pricing.”

CASH COLLECTIONS AND REVENUES

  Cash collections were $379.8 million versus $384.3 million in the year-ago quarter.  First quarter of 2016 cash collections are presented in constant currency with the first quarter of 2017.  Adjusted for currency, cash collections in the prior year would have been $378.7 million.  The following table presents cash collections by source on an as reported and currency adjusted basis:

Cash Collection Source	2017	2016
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas-Core	$226,906	$193,360	$210,524	$213,741	$219,571
Americas-Insolvency	49,813	52,988	60,429	67,745	68,646
Europe-Core	98,081	97,429	96,028	102,972	94,091
Europe-Insolvency	5,030	4,974	4,719	2,744	2,025
Total Cash Collections	$379,830	$348,751	$371,700	$387,202	$384,333

Cash Collection Source -
Constant Currency Adjusted	2017				2016
($ in thousands)	Q1				Q1
Americas-Core	$226,906				$220,992
Americas-Insolvency	49,813				68,653
Europe-Core	98,081				87,220
Europe-Insolvency	5,030				1,833
Total Cash Collections	$379,830				$378,698

  Total revenues were $206.6 million in the first quarter versus $224.9 million in the year-ago quarter.  Net finance receivable revenue was $194.5 million versus $206.5 million in the year ago quarter.
  Revenues in the first quarter also included income from PRA Group’s fee-based businesses of $9.9 million, compared with $16.3 million in the year-ago quarter, and other income of $2.2 million compared with $2.1 million in the year-ago quarter.  The decline in fee revenue was due to the sale of the Government Services business in Q1 2017.

EXPENSES AND OPERATING INCOME

  Operating expenses were $153.3 million in the first quarter, compared with $154.0 million a year ago.
  Operating income in the first quarter was $53.3 million, compared with $70.9 million in the year-ago quarter and the operating margin was 25.8%.
  The provision for income taxes was $31.4 million in the first quarter compared to $16.2 million in the year-ago quarter.  PRA Group’s provision for income taxes was 38.8% of income before taxes in the first quarter, compared with 32.2% in the full year of 2016.  The effective tax rate in the first quarter of 2017 was elevated due to the sale of the Government Services business which increased the amount of taxable income in the United States.

NET INCOME AND EPS

  Net income was $48.2 million in the first quarter, compared with net income of $32.0 million in the prior year period, and the net income margin was 24.0%.
  Earnings per diluted share in the first quarter were $1.03, compared with $0.69 in the prior year period.

PORTFOLIO ACQUISITIONS

  PRA Group invested $227.8 million in new finance receivables in the first quarter.

Portfolio Purchase Source	2017	2016
($ in thousands)	Q1	Q4	Q3	Q2	Q1
Americas-Core	$115,166	$91,800	$95,452	$130,529	$136,057
Americas-Insolvency	67,123	20,929	16,760	33,723	22,952
Europe-Core	39,505	80,129	34,240	68,835	171,038
Europe-Insolvency	6,020	6,943	14,803	16,410	6,731
Total Portfolio Purchasing	$227,814	$199,801	$161,255	$249,497	$336,778

BALANCE SHEET

  Cash and cash equivalents were $82.1 million as of March 31, 2017, compared with $79.4 million as of March 31, 2016.
  Net deferred tax liabilities were $259.3 million as of March 31, 2017, compared with $269.2 million as of March 31, 2016.
  Borrowings totaled $1,708.7 million as of March 31, 2017, compared with $1,896.4 million as of March 31, 2016.
  Equity attributable to PRA Group, Inc. was $930.8 million as of March 31, 2017, compared with $864.9 million as of March 31, 2016.

Conference Call Information
PRA Group will hold a conference call today at 5:00 p.m. ET to discuss results with institutional investors and stock analysts.  To listen to a webcast of the call, visit http://ir.pragroup.com/events.cfm.   To listen by phone, call 888-695-7639 in the U.S. or 970-315-0482 outside the U.S.  The conference ID is 14428598.  To listen to a replay of the call until May 16, 2017, call 855-859-2056 in the U.S. or 404-537-3406 outside the U.S. and use conference ID 14428598.

About PRA Group
As a global leader in acquiring and collecting nonperforming loans, PRA Group returns capital to banks and other creditors to help expand financial services for consumers in the Americas and Europe. With more than 4,000 employees worldwide, PRA Group companies collaborate with customers to help them resolve their debt and provide a broad range of additional revenue and recovery services to businesses. For more information, please visit www.pragroup.com.

About Forward Looking Statements
Statements made herein which are not historical in nature, including PRA Group’s or its management's intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

The forward-looking statements in this press release are based upon management's current beliefs, estimates, assumptions and expectations of PRA Group’s future operations and financial and economic performance, taking into account currently available information. These statements are not statements of historical fact or guarantees of future performance, and there can be no assurance that anticipated events will transpire or that our expectations will prove to be correct. Forward-looking statements involve risks and uncertainties, some of which are not currently known to PRA Group. Actual events or results may differ materially from those expressed or implied in any such forward-looking statements as a result of various factors, including risk factors and other risks that are described from time to time in PRA Group’s filings with the Securities and Exchange Commission including but not limited to PRA Group’s annual reports on Form 10-K, its quarterly reports on Form 10-Q and its current reports on Form 8-K, which are available through PRA Group's website and contain a detailed discussion of PRA Group's business, including risks and uncertainties that may affect future results.

Due to such uncertainties and risks, you are cautioned not to place undue reliance on such forward-looking statements, which speak only as of today. Information in this press release may be superseded by recent information or statements, which may be disclosed in later press releases, subsequent filings with the Securities and Exchange Commission or otherwise. Except as required by law, PRA assumes no obligation to publicly update or revise its forward-looking statements contained herein to reflect any change in PRA Group’s expectations with regard thereto or to reflect any change in events, conditions or circumstances on which any such forward-looking statements are based, in whole or in part.

PRA Group, Inc.
Unaudited Consolidated Income Statements
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2017	2016

Revenues:
Income recognized on finance receivables, net	$194,535	$206,507
Fee income	9,858	16,266
Other revenue	2,165	2,109
Total revenues	206,558	224,882

Operating expenses:
Compensation and employee services	68,468	66,765
Legal collection expenses	31,728	30,132
Agency fees	10,800	10,884
Outside fees and services	13,285	15,808
Communication	9,137	9,882
Rent and occupancy	3,783	3,796
Depreciation and amortization	5,215	6,070
Other operating expenses	10,885	10,651
Total operating expenses	153,301	153,988
Income from operations	53,257	70,894

Other income and (expense):
Gain on sale of subsidiaries	46,845	-
Interest expense	(21,257)	(19,959)
Foreign exchange gain/(loss)	2,179	(1,850)
Income before income taxes	81,024	49,085

Provision for income taxes	31,409	16,232
Net income	$49,615	$32,853
Adjustment for net income attributable to noncontrolling interests	1,448	870
Net income attributable to PRA Group, Inc.	$48,167	$31,983

Net income per common share attributable to PRA Group, Inc.:
Basic	$1.04	$0.69
Diluted	$1.03	$0.69

Weighted average number of shares outstanding:
Basic	46,406	46,243
Diluted	46,627	46,372

PRA Group, Inc.
Unaudited Consolidated Balance Sheets
(in thousands)

	March 31,	December 31,
ASSETS	2017	2016

Cash and cash equivalents	$82,110	$94,287
Investments	74,055	68,543
Finance receivables, net	2,366,880	2,307,969
Other receivables, net	17,684	11,650
Income taxes receivable	-	9,427
Net deferred tax asset	29,090	28,482
Property and equipment, net	38,024	38,744
Goodwill	506,240	499,911
Intangible assets, net	27,393	27,935
Other assets	32,373	33,808
Assets held for sale	-	43,243

Total assets	$3,173,849	$3,163,999

LIABILITIES AND EQUITY

Liabilities:
Accounts payable	$3,924	$2,459
Accrued expenses	82,594	82,699
Income taxes payable	37,960	19,631
Net deferred tax liability	259,330	258,344
Interest-bearing deposits	78,792	76,113
Borrowings	1,708,687	1,784,101
Other liabilities	13,344	10,821
Liabilities held for sale	-	4,220

Total liabilities	2,184,631	2,238,388

Redeemable noncontrolling interest	8,515	8,448

Equity
Preferred stock, par value $0.01, authorized shares, 2,000,
issued and outstanding shares, 0	-	-
Common stock, par value $0.01, authorized shares, 100,000, issued and outstanding shares, 46,439 at March 31, 2017; 100,000
authorized shares, 46,356 issued and outstanding shares at	464	464
December 31, 2016
Additional paid-in capital	66,293	66,414
Retained earnings	1,097,534	1,049,367
Accumulated other comprehensive loss	(233,476)	(251,944)
Total stockholders' equity - PRA Group, Inc.	930,815	864,301
Noncontrolling interest	49,888	52,862
Total equity	980,703	917,163
Total liabilities and equity	$3,173,849	$3,163,999

PRA Group, Inc.
FINANCIAL HIGHLIGHTS
	As of and for the
	Three Months Ended March 31,
	2017	2016	Change
EARNINGS (in thousands)
Income recognized on finance receivables, net	$194,535	$206,507	-6%
Fee income	9,858	16,266	-39%
Other revenue	2,165	2,109	3%
Total revenues	206,558	224,882	-8%
Operating expenses	153,301	153,988	0%
Income from operations	53,257	70,894	-25%
Net interest expense	21,257	19,959	7%
Net income	49,615	32,853	51%
Net income attributable to PRA Group, Inc.	48,167	31,983	51%

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$82,110	$79,442	3%
Finance receivables, net	2,366,880	2,377,077	0%
Goodwill and intangible assets, net	533,633	557,024	-4%
Total assets	3,173,849	3,268,833	-3%
Borrowings	1,708,687	1,896,424	-10%
Total liabilities	2,184,631	2,360,091	-7%
Total equity - PRA Group, Inc.	930,815	864,868	8%

FINANCE RECEIVABLE INCOME (dollars in thousands)
Cash collections	$379,830	$384,333	-1%
Cash collections on fully amortized pools	13,504	9,276	46%
Principal amortization without allowance charges	182,616	167,928	9%
Allowance charges	2,679	9,898	-73%
Principal amortization with allowance charges	185,295	177,826	4%
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	48.8%	46.3%	5%
Excluding fully amortized pools	50.6%	47.4%	7%
Allowance charges to period-end net finance receivables	0.1%	0.4%	-73%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - Americas core	$115,166	$136,057	-15%
Purchase price - Americas insolvency	67,123	22,952	192%
Purchase price - Europe core	39,505	171,038	-77%
Purchase price - Europe insolvency	6,020	6,731	-11%
Purchase price - total	227,814	336,778	-32%
Number of portfolios - total	126	139	-9%

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - Americas core	$2,604,039	$2,643,410	-1%
Estimated remaining collections - Americas insolvency	373,729	421,866	-11%
Estimated remaining collections - Europe core	2,089,659	2,152,403	-3%
Estimated remaining collections - Europe insolvency	75,942	40,938	86%
Estimated remaining collections - total	5,143,369	5,258,617	-2%
Adjusted estimated remaining collections (7)	5,206,044	5,366,417	-3%

SHARE DATA (share amounts in thousands)
Net income per common share - diluted	$1.03	$0.69	50%
Weighted average number of shares outstanding - diluted	46,627	46,372	1%
Shares repurchased	-	-	0%
Closing market price	$33.15	$29.39	13%

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	20.6%	15.4%	34%
Return on revenue (2)	24.0%	14.6%	64%
Return on average assets (3)	6.1%	4.1%	48%
Operating margin (4)	25.8%	31.5%	-18%
Operating expense to cash receipts (5)	39.3%	38.4%	2%
Debt to stockholders' equity (6)	183.6%	219.3%	-16%
Number of full-time equivalent collectors	2,294	1,881	22%
Number of full-time equivalent employees	4,205	3,748	12%
Cash receipts (5)	$389,688	$400,599	-3%
Lines of credit - unused portion at period end	712,637	435,709	64%

(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) Equals total estimated remaining collections on our owned finance receivable portfolios plus the estimated remaining collections on certain of our other investments.

PRA Group, Inc.
FINANCIAL HIGHLIGHTS
	For the Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2017	2016	2016	2016	2016
EARNINGS (in thousands)
Income recognized on finance receivables, net	$194,535	$131,965	$202,639	$204,008	$206,507
Fee income	9,858	21,171	17,597	22,347	16,266
Other revenue	2,165	2,122	1,748	2,101	2,109
Total revenues	206,558	155,258	221,984	228,456	224,882
Operating expenses	153,301	148,190	154,496	155,700	153,988
Income from operations	53,257	7,068	67,488	72,756	70,894
Net interest expense	21,257	21,026	19,310	20,569	19,959
Net income/(loss)	49,615	(15,347)	36,518	36,868	32,853
Net income/(loss) attributable to PRA Group, Inc.	48,167	(17,648)	34,306	36,456	31,983

PERIOD-END BALANCES (in thousands)
Cash and cash equivalents	$82,110	$94,287	$91,791	$117,071	$79,442
Finance receivables, net	2,366,880	2,307,969	2,392,408	2,399,949	2,377,077
Goodwill and intangible assets, net	533,633	527,846	592,044	576,992	557,024
Total assets	3,173,849	3,163,999	3,279,347	3,305,596	3,268,833
Borrowings	1,708,687	1,784,101	1,816,600	1,912,283	1,896,424
Total liabilities	2,184,631	2,238,388	2,291,369	2,370,415	2,360,091
Total equity - PRA Group, Inc.	930,815	864,301	937,702	886,077	864,868

FINANCE RECEIVABLE COLLECTIONS (dollars in thousands)
Cash collections	$379,830	$348,751	$371,700	$387,202	$384,333
Cash collections on fully amortized pools	13,504	9,041	7,744	8,124	9,276
Principal amortization without allowance charges	182,616	154,271	155,915	170,274	167,928
Allowance charges	2,679	62,515	13,146	12,920	9,898
Principal amortization with allowance charges	185,295	216,786	169,061	183,194	177,826
Principal amortization w/ allowance charges as % of cash collections:
Including fully amortized pools	48.8%	62.2%	45.5%	47.3%	46.3%
Excluding fully amortized pools	50.6%	63.8%	46.5%	48.3%	47.4%
Allowance charges to period-end net finance receivables	0.1%	2.7%	0.5%	0.5%	0.4%

PURCHASES OF FINANCE RECEIVABLES (dollars in thousands)
Purchase price - North America core	$115,166	$91,800	$95,452	$130,529	$136,057
Purchase price - North America insolvency	67,123	20,929	16,760	33,723	22,952
Purchase price - Europe core	39,505	80,129	34,240	68,835	171,038
Purchase price - Europe insolvency	6,020	6,943	14,803	16,410	6,731
Purchase price - total	227,814	199,801	161,255	249,497	336,778
Number of portfolios - total	126	126	122	136	139

ESTIMATED REMAINING COLLECTIONS (in thousands)
Estimated remaining collections - Americas core	$2,604,039	$2,571,887	$2,672,427	$2,705,781	$2,643,410
Estimated remaining collections - Americas insolvency	373,729	331,371	356,363	396,667	421,866
Estimated remaining collections - Europe core	2,089,659	2,072,936	2,148,230	2,171,542	2,152,403
Estimated remaining collections - Europe insolvency	75,942	71,810	72,919	59,107	40,938
Estimated remaining collections - total	5,143,369	5,048,004	5,249,939	5,333,097	5,258,617
Adjusted estimated remaining collections (7)	5,206,044	5,109,404	5,345,657	5,430,192	5,366,417

SHARE DATA (share amounts in thousands)
Net income/(loss) per common share - diluted	$1.03	$(0.38)	$0.74	$0.79	$0.69
Weighted average number of shares outstanding - diluted	46,627	46,346	46,434	46,402	46,372
Shares repurchased	-	-	-	-	-
Closing market price	$33.15	$39.10	$34.54	$24.14	$29.39

RATIOS AND OTHER DATA (dollars in thousands)
Return on average equity (1)	20.6%	-7.9%	15.1%	16.4%	15.4%
Return on revenue (2)	24.0%	-9.9%	16.5%	16.1%	14.6%
Return on average assets (3)	6.1%	-2.2%	4.2%	4.4%	4.1%
Operating margin (4)	25.8%	4.6%	30.4%	31.8%	31.5%
Operating expense to cash receipts (5)	39.3%	40.1%	39.7%	38.0%	38.4%
Debt to stockholders' equity (6)	183.6%	206.4%	193.7%	215.8%	219.3%
Number of full-time equivalent collectors	2,294	1,906	1,859	1,804	1,881
Number of full-time equivalent employees	4,205	4,019	3,859	3,816	3,748
Cash receipts (5)	$389,688	$369,922	$389,297	$409,549	$400,599
Lines of credit - unused portion at period end	712,637	641,132	630,775	430,651	435,709

(1) Calculated as annualized net income divided by average equity for the period
(2) Calculated as net income divided by total revenues
(3) Calculated as annualized net income divided by average assets for the period
(4) Calculated as income from operations divided by total revenues
(5) "Cash receipts" is defined as cash collections plus fee income
(6) For purposes of this ratio, "debt" equals borrowings
(7) Equals total estimated remaining collections on our owned finance receivable portfolios plus the estimated remaining collections on certain of our other investments.

Investor Contact:
Darby Schoenfeld
Director of Investor Relations
(757) 431-7913
Darby.Schoenfeld@PRAGroup.com

News Media Contact:
Nancy Porter
Vice President, Corporate Communications
(757) 431-7950
Nancy.Porter@PRAGroup.com